Exhibit 99.B(16)

POWERS OF ATTORNEY

The undersigned Trustees, on behalf of the following Registered Investment Company, each constitute and appoint Huey P. Falgout, Jr., Paul A. Caldarelli, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for each undersigned Trustee, and in the name of such undersigned Trustee and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Investors Trust	Proposed reorganization of ING BlackRock Large Cap Growth Portfolio with and into ING Large Cap Growth Portfolio

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of January 23, 2014 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Colleen D. Baldwin	/s/ Russell H. Jones
Colleen D. Baldwin	Russell H. Jones
Trustee	Trustee

/s/ John V. Boyer	/s/ Patrick W. Kenny
John V. Boyer	Patrick W. Kenny
Trustee	Trustee

/s/ Patricia W. Chadwick	/s/ Joseph E. Obermeyer
Patricia W. Chadwick	Joseph E. Obermeyer
Trustee	Trustee

/s/ Albert E. DePrince, Jr.	/s/ Sheryl K. Pressler
Albert E. DePrince, Jr.	Sheryl K. Pressler
Trustee	Trustee

/s/ Peter S. Drotch	/s/ Roger B. Vincent
Peter S. Drotch	Roger B. Vincent
Trustee	Trustee

/s/ J. Michael Earley
J. Michael Earley
Trustee

POWER OF ATTORNEY

The undersigned Trustee/Director and Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Trustee/Director and Officer, and in the name of such undersigned Trustee/Director and Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Partners, Inc.	Proposed reorganization of ING MFS Total Return Portfolio with and into ING Invesco Equity and Income Portfolio
ING Investors Trust	Proposed reorganization of ING MFS Utilities Portfolio with and into ING Large Cap Value Portfolio
ING Investors Trust	Proposed reorganization of ING Marsico Growth Portfolio with and into ING Large Cap Growth Portfolio
ING Investors Trust	Proposed reorganization of ING BlackRock Large Cap Growth Portfolio with and into ING Large Cap Growth Portfolio
ING Investors Trust	Proposed reorganization of ING BlackRock Health Sciences Opportunities Portfolio with and into ING Large Cap Growth Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 23, 2014, and shall be deemed an original.

/s/ Shaun P. Mathews Shaun P. Mathews Trustee/Director and President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Partners, Inc.	Proposed reorganization of ING MFS Total Return Portfolio with and into ING Invesco Equity and Income Portfolio
ING Investors Trust	Proposed reorganization of ING MFS Utilities Portfolio with and into ING Large Cap Value Portfolio
ING Investors Trust	Proposed reorganization of ING Marsico Growth Portfolio with and into ING Large Cap Growth Portfolio
ING Investors Trust	Proposed reorganization of ING BlackRock Large Cap Growth Portfolio with and into ING Large Cap Growth Portfolio
ING Investors Trust	Proposed reorganization of ING BlackRock Health Sciences Opportunities Portfolio with and into ING Large Cap Growth Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 23, 2014, and shall be deemed an original.

/s/ Todd Modic Todd Modic Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary